UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 17, 2017
(Date of earliest event reported)

Atlantic Capital Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-37615	20-5728270
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)
3280 Peachtree Road NE, Suite 1600
Atlanta, Georgia 30305
(Address of principal executive offices)
(Zip Code)
(404) 995-6050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.

On August 17, 2017, Atlantic Capital Bancshares, Inc. (the “Company”) announced the launch of the underwritten secondary public offering of a total of 3,109,127 shares of its common stock by selling shareholders. A copy of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.     Other Events.

Item 8.01 of this Current Report on Form 8-K is being filed by the Company to incorporate by reference certain audited consolidated financial statements of First Security Group, Inc. (“First Security”) and the accompanying consent of Crowe Horwath LLP into the Company’s registration statement on Form S-3, dated January 19, 2017 (File No. 333-215616). The Company completed the acquisition of First Security on October 31, 2015.

Item 9.01.     Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Audited consolidated financial statements of First Security as of December 31, 2014 and 2013 and for the fiscal years ended December 31, 2014, 2013 and 2012 are filed as Exhibit 99.2 hereto.

(d) Exhibits

Exhibit No.      Description

23.1	Consent of Crowe Horwath LLP

99.1	Press release dated August 17, 2017.

99.2
Audited consolidated financial statements of First Security as of December 31, 2014 and 2013 and for the fiscal years ended December 31, 2014, 2013 and 2012 (incorporated by reference from First Security’s Annual Report on Form 10-K filed on March 12, 2015).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC CAPITAL BANCSHARES, INC.

Dated:    August 17, 2017
By: /s/ Patrick T. Oakes
Name: Patrick T. Oakes
Title:     Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Description

23.1	Consent of Crowe Horwath LLP

99.1	Press release dated August 17, 2017.

99.2
Audited consolidated financial statements of First Security as of December 31, 2014 and 2013 and for the fiscal years ended December 31, 2014, 2013 and 2012 (incorporated by reference from First Security’s Annual Report on Form 10-K filed on March 12, 2015).